Exhibit 99.1

Third Quarter 2017 Investor Call October 31, 2017 Oncor Electric Delivery

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on Oncor as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. (EFH) and certain of its subsidiaries and the change in indirect ownership of Oncor proposed in such proceedings; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC. Oncor Electric Delivery

3rd Quarter 2017 Investor Call Agenda ï,§ Financial Overview David Davis Chief Financial Officer ï,§ Operational Review Bob Shapard Chief Executive ï,§ Q&A Oncor Electric Delivery 2

Residential and Large C&I1 Metrics Residential Points of Delivery Residential GWH3 Q32 ’16 vs. Q3 ’17; thousands of meters Q3 ’16 vs. Q3 ’17 1.9% 14,337 13,750 2,913 2,969 4.1% At 9/30/16 At 9/30/17 Q3 ‘16 Q3 ‘17 Large C&I Billed MW4 Demand (Average) Large C&I GWH Q3 ’16 vs. Q3 ’17 Q3 ’165 vs. Q3 ’17 21,092 21,084 0.3% 18,373 18,431 Q3 ‘16 Q3 ‘17 Q3 ‘16 Q3 ‘17 1 Commercial and Industrial 2 Q3 reflects three months ended September 30. 3 Gigawatt-hours 4 Megawatts 5 2016 period adjusted for billing day variation Oncor Electric Delivery 3

Summary of Financial Results Operating Revenues Decrease Operating Revenues Q3 ’16 vs. Q3 ’17; $ millions Q31 ’16 vs. Q3 ’17; $ millions Revenues Contributing to Earnings: $ millions Distribution base revenue (11) 1,071 1,068 Transmission base revenue (TCOS): 243 245 0.3% Billed to 3rd party wholesale customers 8 Billed to Oncor Distribution, collected from REPs through TCRF 2 Total transmission base revenue (TCOS) 10 828 AMS surcharge and other miscellaneous (4) 823 revenues Total revenues contributing to earnings (5) Revenues to Pass-Through Expenses: 3rd party wholesale transmission service Q3 ‘16 Q3 ‘17 billed to Oncor Distribution (i.e. remaining TCRF revenue) 6 Energy efficiency surcharges (4) Revenues to pass-through expenses Total revenues to pass through expenses 2 Revenues contributing to earnings Total operating revenues decrease (3) 1 Q3 reflects three months ended September 30. Oncor Electric Delivery 4

Summary of Financial Results (cont.) Adjusted EBITDA1 Q32 ’16 vs. Q3 ’17 and TME3 ’16 vs. TME ’17; $ millions 1,823 1,820 0.2% 548 541 1.3% Q3 ‘16 Q3 ‘17 TME ‘16 TME ‘17 Net Income Operating Cash Flow Q3 ’16 vs. Q3 ’17; $ millions Q3 ’16 vs. Q3 ’17; $ millions 488 412 163 157 15.6% 3.7% Q3 ‘16 Q3 ‘17 Q3 ‘16 Q3 ‘17 1 See Appendix for Reg G reconciliations and definitions. 2 Q3 reflects three months ended September 30. 3 TME reflects twelve months ended September 30. Oncor Electric Delivery 5

Ample Liquidity and Stable Credit Metrics1 Secured Revolving Credit Facility2 Balances at September 30, 2017; $ millions 2,000 (926) 1,074 5 1,079 Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity Adjusted EBITDA/Cash Interest Debt/Adjusted EBITDA TME3 ’16 vs. TME ’17; Ratio TME ’16 vs. TME ’17; Ratio 5.4x 5.2x 3.9x 3.7x TME ’16 TME ’17 TME ’16 TME ’17 1 See Appendix for Reg G reconciliations and financial definitions. 2 Oncor’s revolving credit facility matures in October 2018. 3 TME reflects twelve months ended September 30. Oncor Electric Delivery 6

3rd Quarter 2017 Investor Call Agenda ï,§ Financial Overview David Davis Chief Financial Officer ï,§ Operational Review Bob Shapard Chief Executive ï,§ Q&A Oncor Electric Delivery 7

Appendix—Regulation G Reconciliations and Financial Definitions Oncor Electric Delivery 8

Financial Definitions Measure Definition Income from continuing operations before interest expense and related charges and provision in lieu of income taxes, plus depreciation and amortization and special items, less results of Oncor Electric Delivery Adjusted EBITDA (non-GAAP) Transition Bond Company LLC (BondCo), Oncor’s wholly-owned subsidiary that was dissolved in December 2016. EBITDA is a measure used by Oncor to assess performance. Total Debt (GAAP) Long-term debt, plus long-term debt due currently and bank loans Adjusted EBITDA/Cash Interest Adjusted EBITDA divided by cash interest expense is a measure used by (non-GAAP) Oncor to assess credit quality. Debt/Adjusted EBITDA Total debt divided by Adjusted EBITDA is a measure used by Oncor to assess (non-GAAP) credit quality. Oncor Electric Delivery 9

Table 1: Oncor Adjusted EBITDA Reconciliation Three and Twelve Months Ended September 30, 2016 and 2017 $ millions Q3 ’16 Q3 ’17 TME ’16 TME ’17 Net income – Oncor 163 157 428 419 Plus: Depreciation & amortization – Oncor 190 193 803 773 Provision in lieu of income taxes – Oncor 98 92 252 238 Interest expense – Oncor 85 87 335 341 Equals: EBITDA – Oncor 536 529 1,818 1,771 Adjustments: Depreciation & amortization – BondCo (41) ’Interest expense – BondCo (2) Effects of fair value accounting (pre tax) (1) Regulatory asset amortization in O&M expense 12 12 49 49 Oncor Adjusted EBITDA, excluding BondCo 548 541 1,823 1,820 Oncor Electric Delivery 10

Table 2: Oncor Total Debt Reconciliation At September 30, 2016 and 2017 $ millions At 9/30/16 At 9/30/17 Short-term debt 880 917 Long-term debt due currently 324 550 Long-term debt, less due currently 5,513 5,566 Total debt 6,717 7,033 Oncor Electric Delivery 11

Table 3: Oncor Interest and Debt Coverage Twelve Months Ended September 30, 2016 and 2017 $ millions TME ’16 TME ’17 Ref Source Interest expense and related charges – Oncor 335 341 Amortization of debt discount – Oncor (3) (3) AFUDC – Oncor 8 10 Cash interest expense – Oncor 340 348 Less: Interest expense – BondCo (2) – Cash interest expense, excluding BondCo 338 348 A EBITDA, excluding BondCo 1,823 1,820 B Table 1 Total debt 6,717 7,033 C Table 2 EBITDA/cash interest – ratio (B / A) 5.4x 5.2x Debt/EBITDA – ratio (C / B) 3.7x 3.9x Oncor Electric Delivery 12